Marsh & McLennan Companies, Inc.
Supplemental Information - ProForma Consolidated Statements of Income
(Millions) (Unaudited)

	2017
As Reported:	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Revenue	$3,503	$3,495	$3,341	$3,685	$14,024
Expense:
Compensation and Benefits	1,945	1,935	1,906	2,098	7,884
Other Operating Expenses	749	796	838	901	3,284
Operating Expenses	2,694	2,731	2,744	2,999	11,168
Operating Income	809	764	597	686	2,856
Net Interest Expense and Other	(56)	(53)	(60)	(44)	(213)
Income Before Income Taxes	753	711	537	642	2,643
Income Tax Expense	175	204	140	614	1,133
Net Income Before Non-Controlling Interests	578	507	397	28	1,510
Net Income Attributable to the Company	$569	$501	$393	$29	$1,492
Diluted Net Income Per Share	$1.09	$0.96	$0.76	$0.06	$2.87
Adjusted Net Income Per Share	$1.08	$1.00	$0.79	$1.05	$3.92

Adjustments Related to New Standards:
Revenue	$151	$25	$(70)	$(109)	$(3)
Expense:
Compensation and Benefits
Revenue Standard	67	13	(10)	(74)	(4)
Pension Standard (a)	60	63	62	16	201
Operating Expenses	127	76	52	(58)	197
Operating Income	24	(51)	(122)	(51)	(200)
Other Net Periodic Benefit Credit (a)	60	63	62	16	201
Income Before Income Taxes	84	12	(60)	(35)	1
Income Tax Expense	24	3	(17)	(10)	—
Net Income Before Non-Controlling Interests	60	9	(43)	(25)	1
Net Income Attributable to the Company	$60	$9	$(43)	$(25)	$1
Diluted and Adjusted Net Income Per Share	$0.12	$0.02	$(0.09)	$(0.05)	$—

ProForma:
Revenue	$3,654	$3,520	$3,271	$3,576	$14,021
Expense:
Compensation and Benefits	2,072	2,011	1,958	2,040	8,081
Other Operating Expenses	749	796	838	901	3,284
Operating Expenses	2,821	2,807	2,796	2,941	11,365
Operating Income	833	713	475	635	2,656
Net Interest Expense and Other	(56)	(53)	(60)	(44)	(213)
Other Net Periodic Benefit Credit (a)	60	63	62	16	201
Income Before Income Taxes	837	723	477	607	2,644
Income Tax Expense	199	207	123	604	1,133
Net Income Before Non-Controlling Interests	638	516	354	3	1,511
Net Income Attributable to the Company	$629	$510	$350	$4	$1,493
Diluted Net Income Per Share	$1.21	$0.98	$0.67	$0.01	$2.87
Adjusted Net Income Per Share	$1.20	$1.02	$0.70	$1.00	$3.92
See basis of presentation information on page 5.
(a) Reflects the reclassification of other net benefit credits.

Marsh & McLennan Companies, Inc.
Supplemental Information - ProForma Revenue Analysis
(Millions) (Unaudited)

	2017
As Reported:	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Risk and Insurance Services
Marsh	$1,596	$1,614	$1,482	$1,712	$6,404
Guy Carpenter	385	293	270	239	1,187
Subtotal	1,981	1,907	1,752	1,951	7,591
Fiduciary Interest Income	8	9	11	11	39
Total Risk and Insurance Services	1,989	1,916	1,763	1,962	7,630
Consulting					.
Mercer	1,077	1,109	1,149	1,193	4,528
Oliver Wyman Group	449	483	438	546	1,916
Total Consulting	1,526	1,592	1,587	1,739	6,444
Corporate/Eliminations	(12)	(13)	(9)	(16)	(50)
Total Revenue	$3,503	$3,495	$3,341	$3,685	$14,024

Adjustments Related to Revenue Standard:
Risk and Insurance Services
Marsh	$(46)	$14	$20	$11	$(1)
Guy Carpenter	202	15	(87)	(135)	(5)
Subtotal	156	29	(67)	(124)	(6)
Fiduciary Interest Income	—	—	—	—	—
Total Risk and Insurance Services	156	29	(67)	(124)	(6)
Consulting
Mercer	(5)	(4)	(3)	15	3
Oliver Wyman Group	—	—	—	—	—
Total Consulting	(5)	(4)	(3)	15	3
Corporate/Eliminations	—	—	—	—	—
Total Revenue	$151	$25	$(70)	$(109)	$(3)

ProForma:
Risk and Insurance Services
Marsh	$1,550	$1,628	$1,502	$1,723	$6,403
Guy Carpenter	587	308	183	104	1,182
Subtotal	2,137	1,936	1,685	1,827	7,585
Fiduciary Interest Income	8	9	11	11	39
Total Risk and Insurance Services	2,145	1,945	1,696	1,838	7,624
Consulting
Mercer	1,072	1,105	1,146	1,208	4,531
Oliver Wyman Group	449	483	438	546	1,916
Total Consulting	1,521	1,588	1,584	1,754	6,447
Corporate/Eliminations	(12)	(13)	(9)	(16)	(50)
Total Revenue	$3,654	$3,520	$3,271	$3,576	$14,021
See basis of presentation information on page 5.

Marsh & McLennan Companies, Inc.
Supplemental Information - ProForma Adjustments Related to New Accounting Standards
(Millions) (Unaudited)

	2017
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Risk and Insurance Services
Revenue	$156	$29	$(67)	$(124)	$(6)
Expense:
Related to Revenue Standard	70	17	(6)	(70)	11
NOI Impact of Revenue Standard	86	12	(61)	(54)	(17)
NOI Impact of Pension Standard (a)	(45)	(46)	(46)	(3)	(140)
Operating Income	41	(34)	(107)	(57)	(157)
Noteworthy Items (a)	—	—	—	(47)	(47)
Adjusted Operating Income	41	(34)	(107)	(104)	(204)

Consulting
Revenue	(5)	(4)	(3)	15	3
Expense:
Related to Revenue Standard	(3)	(4)	(4)	(4)	(15)
NOI Impact of Revenue Standard	(2)	—	1	19	18
NOI Impact of Pension Standard (a)	(16)	(18)	(18)	(12)	(64)
Operating Income	(18)	(18)	(17)	7	(46)
Noteworthy Items (a)	—	—	—	(7)	(7)
Adjusted Operating Income	(18)	(18)	(17)	—	(53)

Corporate
Operating Income (b)	1	1	2	(1)	3
Adjusted Operating Income (b)	1	1	2	(1)	3

Consolidated Adjustments
Revenue	151	25	(70)	(109)	(3)
Expense:
Related to Revenue Standard	67	13	(10)	(74)	(4)
NOI Impact of Revenue Standard	84	12	(60)	(35)	1
NOI Impact of Pension Standard (a)	(60)	(63)	(62)	(16)	(201)
Operating Income	24	(51)	(122)	(51)	(200)
Noteworthy Items (a)	—	—	—	(54)	(54)
Adjusted Operating Income	$24	$(51)	$(122)	$(105)	$(254)
See basis of presentation information on page 5.
(a) The reclassification of the non-service cost components of net periodic benefit costs will impact the line item presentation of operating income, but will have no impact on the Company’s income before taxes, net income or earnings per share. The net periodic benefit cost reclassification of $16 million in the fourth quarter of 2017 is comprised of a credit of $70 million, partly offset by a pension settlement charge of $54 million. After the reclassification of net periodic benefit costs, the $54 million pension settlement charge is no longer a part of operating income, but continues to be included as an adjustment in the calculation of Adjusted Earnings Per Share.
(b) Adjustment related to the reclassification of other net benefit credits.

Marsh & McLennan Companies, Inc.
Supplemental Information - ProForma Operating Income and Margin
(Millions) (Unaudited)

	2017
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Risk and Insurance Services
Revenue	$2,145	$1,945	$1,696	$1,838	$7,624
Expense:
Compensation and Benefits	1,095	1,031	1,039	1,017	4,182
Other Operating Expenses	396	420	450	462	1,728
Operating Expenses	1,491	1,451	1,489	1,479	5,910
Operating Income	654	494	207	359	1,714
Noteworthy Items	(13)	7	23	10	27
Adjusted Operating Income	641	501	230	369	1,741
Operating Margin	30.5%	25.4%	12.2%	19.5%	22.5%
Adjusted Operating Margin	29.9%	25.8%	13.6%	20.1%	22.8%

Consulting					.
Revenue	1,521	1,588	1,584	1,754	6,447
Expense:
Compensation and Benefits	888	897	839	934	3,558
Other Operating Expenses	410	426	433	492	1,761
Operating Expenses	1,298	1,323	1,272	1,426	5,319
Operating Income	223	265	312	328	1,128
Noteworthy Items	4	15	1	2	22
Adjusted Operating Income	227	280	313	330	1,150
Operating Margin	14.7%	16.7%	19.7%	18.7%	17.5%
Adjusted Operating Margin	14.9%	17.6%	19.8%	18.8%	17.8%

Corporate
Operating Income	(44)	(46)	(44)	(52)	(186)
Adjusted Operating Income	(42)	(44)	(41)	(49)	(176)

Consolidated ProForma
Revenue	3,654	3,520	3,271	3,576	14,021
Expenses	2,821	2,807	2,796	2,941	11,365
Operating Income	833	713	475	635	2,656
Noteworthy Items	(7)	24	27	15	59
Adjusted Operating Income	$826	$737	$502	$650	$2,715
Operating Margin	22.8%	20.3%	14.5%	17.8%	18.9%
Adjusted Operating Margin	22.6%	20.9%	15.3%	18.2%	19.4%
See basis of presentation information on page 5.

Marsh & McLennan Companies, Inc.
Supplemental Information - Basis for Presentation - Non-GAAP Information
ProForma Financial information included herein reflects the following:

•	Adjustments to present information as if ASC Topic 606 ("ASC 606") had been applied effective January 1, 2017, using the modified retrospective approach.

•	The impact of foreign currency exchange rates on revenues and expenses related to ASC 606 that have shifted among quarterly or annual periods has been excluded for ProForma purposes.

•	The impact of reclassifying the 2017 financial information to reflect the adoption of ASC Topic 715 ("ASC 715") as amended.
Non-GAAP Measures:
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (referred to as "GAAP" or "As Reported" results). The Company also refers to and presents certain additional non-GAAP financial measures, within the meaning of Regulation G under the Securities Exchange Act of 1934. These measures are: adjusted operating income (loss), adjusted operating margin and adjusted earnings per share (EPS). All ProForma information included herein is non-GAAP.
The Company believes these non-GAAP financial measures provide useful supplemental information that enables investors to better compare the Company’s performance across periods. Management also uses these measures internally to assess the operating performance of its businesses, to assess performance for employee compensation purposes and to decide how to allocate resources. However, investors should not consider these non-GAAP measures in isolation from, or as a substitute for, the financial information that the Company reports in accordance with GAAP. The Company’s non-GAAP measures include adjustments that reflect how management views our businesses, and may differ from similarly titled non-GAAP measures presented by other companies.
Adjusted Operating Income (Loss) and Adjusted Operating Margin
Adjusted operating income (loss) is calculated by excluding the impact of certain noteworthy items from the Company’s GAAP operating income or loss. The tables in the Company’s quarterly earnings releases identify these noteworthy items and reconcile adjusted operating income (loss) to GAAP operating income or loss, on a consolidated and segment basis. The non-GAAP adjustments reflected in the attached supplemental financial information, including the adjusted ProForma information, are the same as those in the quarterly earnings releases furnished with the SEC in 2017, except that in the ProForma information, the $54 million pension settlement charge recorded in the fourth quarter does not impact operating income. After the reclassification of non-service cost components of net periodic benefit costs, that charge is reflected in the line "net interest expense and other", below operating income. Adjusted operating margin is calculated by dividing adjusted operating income or ProForma adjusted operating income by consolidated or segment GAAP revenue, or ProForma revenue, as applicable.
Adjusted Income, Net of Tax and Adjusted EPS
Adjusted income, net of tax is calculated as the Company's GAAP income from continuing operations, adjusted to reflect the after-tax impact of the operating income adjustments discussed above and excludes the impact on income tax related to recently enacted U.S. tax reform legislation. Adjusted EPS is calculated by dividing the Company’s adjusted income, net of tax, by MMC’s average number of shares outstanding-diluted for the relevant period. The equivalent ProForma non-GAAP measures are calculated reflecting the same adjustments. The reconciling items are the same as those reported in the Company's quarterly earnings releases furnished to the SEC in 2017.